UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2021

World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16131	04-2693383
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1241 East Main Street, Stamford, CT	06902
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	WWE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

On October 29, 2021, the Company issued a press release, attached hereto as Exhibit 99.1, announcing the preliminary approval of a previously disclosed settlement of certain shareholder derivative and other actions. The proposed settlement includes no financial obligation on the part of the Company.

On October 20, 2021, the United States District Court for the District of Connecticut (the “Court”) entered an order (the “Order”) preliminarily approving the proposed settlement of the shareholder derivative actions titled (i) Merholz et al. v. McMahon et al., No. 3:20-cv-00557-VAB; (ii) Kooi v. McMahon et al., No. 3:20-cv-00743-VAB; (iii) Nordstrom v. McMahon et al., No. 3:20-cv-00904-VAB; (iv) Merholz/Jimenez v. McMahon et al., No. 3:21-cv-00789-VAB; (v) Rezendes v. McMahon et al., No. 3:21-cv-00793-VAB; and (vi) City of Pontiac Police and Fire Retirement System v. McMahon et al., No. 3:21-cv-00930-VAB, currently pending before the Court (collectively, the “Derivative Actions”), as well as related shareholder litigation demands (the “Demands”) and lawsuits filed in the Court of Chancery of the State of Delaware titled (i) Leavy v. World Wrestling Entertainment, Inc., No. 2020-0907-KSJM; (ii) Dastgir v. McMahon et al., No. 2021-0513-LWW; and (iii) Lowinger v. McMahon et al., No. 2021-0656-LWW (together with the Derivative Actions and Demands, the “Claims”). Pursuant to the Order, the Court set a hearing (the “Settlement Hearing”) for December 22, 2021 at 11:00 a.m. to determine, among other things, whether the proposed settlement should be finally approved and to consider an award of attorneys’ fees and expenses to the shareholders’ counsel. The Court also directed that notice be given to the Company’s shareholders concerning the proposed settlement and their right to be heard in connection with the Settlement Hearing.

Pursuant to the Order, additional information concerning the Claims, the proposed settlement, the Settlement Hearing and the requirements for objections to the proposed settlement can be found in the (a) Notice of (i) Pendency and Proposed Settlement of Stockholder Derivative Actions and Litigation Demands; (ii) Settlement Hearing; and (iii) Motion for an Award of Attorneys’ Fees and Litigation Expenses, and (b) Stipulation and Agreement of Settlement, filed herewith as Exhibits 99.2 and 99.3, respectively.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

99.1Press Release dated October 29, 2021.

99.2Notice of (i) Pendency and Proposed Settlement of Stockholder Derivative Actions and Litigation Demands; (ii) Settlement Hearing; and (iii) Motion for an Award of Attorneys’ Fees and Litigation Expenses.

99.3Stipulation and Agreement of Settlement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.

Dated:	October 29, 2021	By:	/s/ JAMES W. LANGHAM
James W. Langham
SVP, Deputy General Counsel and Assistant Secretary